UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 31, 2017

PARADISE, INC.

(Exact name of registrant as specified in its Charter)

Florida	0-3026	59-1007583
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1200 W. Dr. Martin Luther King, Jr. Blvd., Plant City, Florida	33563
(Address of Principal Executive Offices)	(Zip Code)

(813) 752-1155

(Registrant’s telephone number, including area code)

Not applicable

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective as of October 31, 2017, Paradise, Inc. (the “Company”) entered into a Retention Agreement with Jack M. Laskowitz, Chief Financial Officer of the Company (the “Retention Agreement”). Pursuant to the Retention Agreement, Mr. Laskowitz would be entitled to a bonus in the amount of $75,000 upon the closing of a sale of the Company to an independent third party (including by way of merger, consolidation, sale of all or substantially all of the Company’s assets, or sale of a controlling interest in the Company) so long as Mr. Laskowitz remains employed by the Company through the closing date of such sale transaction and he complies with the other requirements set forth in the Retention Agreement, including execution and delivery of a general release of claims. The Retention Agreement does not alter the “at will” employment relationship between the Company and Mr. Laskowitz.

The Retention Agreement with Mr. Laskowitz is attached hereto as Exhibits 10.1 and incorporated by reference herein.

Forward-Looking Statements

The statements in this Current Report on Form 8-K that are not historical, including without limitation statements regarding the Company’s beliefs, expectations, prospects, strategic plans and statements regarding strategic alternatives or other future transactions, including without limitation any sale transaction as contemplated herein, constitute “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact should be considered “forward-looking statements” for these purposes. In some cases, forward-looking statements can be identified by the use of such terminology as “may,” “will,” “expects,” “plans,” “anticipates,” “intends,” “believes,” “estimates,” “potential,” or “continues,” or the negative thereof or other similar words. Although we believe that the expectations reflected in our forward-looking statements are reasonable, we can give no assurance that such expectations or any of our forward-looking statements will prove to be correct. Forward-looking statements are subject to inherent risks and uncertainties, and actual results and developments may be materially different from those expressed or implied by our forward-looking statements. We undertake no obligation to update forward-looking statements other than as required by law. Prospective investors should also consult the risks described from time to time in the Company’s Reports on Forms 10-K, 10-Q and 8-K and Annual Reports to Shareholders.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1	Retention Agreement between Paradise, Inc. and Jack M. Laskowitz.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

PARADISE, INC.
(Registrant)

Date: December 7, 2018	/s/ Randy S. Gordon
Randy S. Gordon
President/CEO
(Principal Executive Officer)